UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

Current Report

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Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 31, 2012

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number : 1-10853

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North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2012, J. Littleton Glover, Jr., Jane P. Helm and Valeria Lynch Lee retired from the board of directors of BB&T Corporation (“BB&T”) pursuant to BB&T’s director retirement policy. Under the director retirement policy, a director is permitted to serve through the calendar year in which such director reaches age 70. Effective January 1, 2013, the board designated Ronald E. Deal as BB&T's lead director, succeeding Ms. Helm in that role upon her retirement.

On January 1, 2013, James A. Faulkner, I. Patricia Henry, Eric C. Kendrick, Dr. Louis B. Lynn, Edward C. Milligan, Charles A. Patton and Tollie W. Rich, Jr. joined the board of directors of BB&T. Information pertaining to their election to the BB&T board was previously reported in Item 5.02 of BB&T’s Form 8-K filed August 28, 2012 and is incorporated herein by reference.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Daryl N. Bible

Daryl N. Bible
Senior Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: January 2, 2013